                                                                      Exhibit 24

                               POWER OF ATTORNEY
                               -----------------



        The undersigned certifies that he is a Director of Alco Standard Corporation ("Alco").

        The undersigned hereby appoints each of Ray B. Mundt, Hugh G. Moulton and J. Kenneth Croney as his attorneys-in-fact, each with the power of substitution, to execute, on his behalf the foregoing registration statement on Form S-3, for filing with the Securities and Exchange
Commission ("SEC"), and to execute any and all amendments to said registration statement, and to do all such other acts and execute all such other documents which said attorney may deem necessary or desirable.



        Dated this 28th day of July, 1994.




                                        SIGNED: /s/ J. MAHLON BUCK, JR.
                                                ------------------------------

                               POWER OF ATTORNEY
                               -----------------



        The undersigned certifies that he is a Director of Alco Standard Corporation ("Alco").

        The undersigned hereby appoints each of Ray B. Mundt, Hugh G. Moulton and J. Kenneth Croney as his attorneys-in-fact, each with the power of substitution, to execute, on his behalf the foregoing registration statement on Form S-3, for filing with the Securities and Exchange
Commission ("SEC"), and to execute any and all amendments to said registration statement, and to do all such other acts and execute all such other documents which said attorney may deem necessary or desirable.



        Dated this 28th day of July, 1994.




                                        SIGNED: /s/ PAUL J. DARLING, II
                                                ------------------------------

                               POWER OF ATTORNEY
                               -----------------



        The undersigned certifies that he is Chief Financial Officer of Alco Standard Corporation ("Alco").

        The undersigned hereby appoints each of Ray B. Mundt, Hugh G. Moulton and J. Kenneth Croney as his attorneys-in-fact, each with the power of substitution, to execute, on his behalf the foregoing registration statement on Form S-3, for filing with the Securities and Exchange
Commission ("SEC"), and to execute any and all amendments to said registration statement, and to do all such other acts and execute all such other documents which said attorney may deem necessary or desirable.



        Dated this 28th day of July, 1994.




                                        SIGNED: /s/ KURT E. DINKELACKER
                                               ------------------------------

                               POWER OF ATTORNEY
                               -----------------



        The undersigned certifies that he is a Director of Alco Standard Corporation ("Alco").

        The undersigned hereby appoints each of Ray B. Mundt, Hugh G. Moulton and J. Kenneth Croney as his attorneys-in-fact, each with the power of substitution, to execute, on his behalf the foregoing registration statement on Form S-3, for filing with the Securities and Exchange
Commission ("SEC"), and to execute any and all amendments to said registration statement, and to do all such other acts and execute all such other documents which said attorney may deem necessary or desirable.



        Dated this 28th day of July, 1994.




                                        SIGNED: /s/ WILLIAM F. DRAKE, JR.
                                               ------------------------------

                               POWER OF ATTORNEY
                               -----------------



        The undersigned certifies that he is a Director of Alco Standard Corporation ("Alco").

        The undersigned hereby appoints each of Ray B. Mundt, Hugh G. Moulton and J. Kenneth Croney as his attorneys-in-fact, each with the power of substitution, to execute, on his behalf the foregoing registration statement on Form S-3, for filing with the Securities and Exchange
Commission ("SEC"), and to execute any and all amendments to said registration statement, and to do all such other acts and execute all such other documents which said attorney may deem necessary or desirable.



        Dated this 28th day of July, 1994.




                                        SIGNED: /s/ JAMES J. FORESE
                                               ------------------------------

                               POWER OF ATTORNEY
                               -----------------



        The undersigned certifies that he is a Director of Alco Standard Corporation ("Alco").

        The undersigned hereby appoints each of Ray B. Mundt, Hugh G. Moulton and J. Kenneth Croney as his attorneys-in-fact, each with the power of substitution, to execute, on his behalf the foregoing registration statement on Form S-3, for filing with the Securities and Exchange
Commission ("SEC"), and to execute any and all amendments to said registration statement, and to do all such other acts and execute all such other documents which said attorney may deem necessary or desirable.



        Dated this 28th day of July, 1994.




                                        SIGNED: /s/ FREDERICK S. HAMMER
                                               ------------------------------

                               POWER OF ATTORNEY
                               -----------------



        The undersigned certifies that she is a Director of Alco Standard Corporation ("Alco").

        The undersigned hereby appoints each of Ray B. Mundt, Hugh G. Moulton and J. Kenneth Croney as her attorneys-in-fact, each with the power of substitution, to execute, on her behalf the foregoing registration statement on Form S-3, for filing with the Securities and Exchange
Commission ("SEC"), and to execute any and all amendments to said registration statement, and to do all such other acts and execute all such other documents which said attorney may deem necessary or desirable.



        Dated this 28th day of July, 1994.




                                SIGNED: /s/ BARBARA BARNES HAUPTFUHRER
                                       --------------------------------

                               POWER OF ATTORNEY
                               -----------------



        The undersigned certifies that he is a Director of Alco Standard Corporation ("Alco").

        The undersigned hereby appoints each of Ray B. Mundt, Hugh G. Moulton and J. Kenneth Croney as his attorneys-in-fact, each with the power of substitution, to execute, on his behalf the foregoing registration statement on Form S-3, for filing with the Securities and Exchange
Commission ("SEC"), and to execute any and all amendments to said registration statement, and to do all such other acts and execute all such other documents which said attorney may deem necessary or desirable.



        Dated this 28th day of July, 1994.




                                        SIGNED: /s/ DANA G. MEAD
                                               ------------------------------

                               POWER OF ATTORNEY
                               -----------------



        The undersigned certifies that he is a Director of Alco Standard Corporation ("Alco").

        The undersigned hereby appoints each of Hugh G. Moulton and J. Kenneth Croney as his attorneys-in-fact, each with the power of substitution, to execute, on his behalf the foregoing registration statement on Form S-3, for filing with the Securities and Exchange Commission ("SEC"), and to execute any and all amendments to said registration statement, and to do all such other acts and execute all such other documents which said attorney may deem necessary or desirable.



        Dated this 28th day of July, 1994.




                                        SIGNED: /s/ RAY B. MUNDT
                                               ------------------------------

                               POWER OF ATTORNEY
                               -----------------



        The undersigned certifies that he is a Director of Alco Standard Corporation ("Alco").

        The undersigned hereby appoints each of Ray B. Mundt, Hugh G. Moulton and J. Kenneth Croney as his attorneys-in-fact, each with the power of substitution, to execute, on his behalf the foregoing registration statement on Form S-3, for filing with the Securities and Exchange
Commission ("SEC"), and to execute any and all amendments to said registration statement, and to do all such other acts and execute all such other documents which said attorney may deem necessary or desirable.



        Dated this 28th day of July, 1994.




                                        SIGNED: /s/ PAUL C. O'NEILL
                                               ------------------------------

                               POWER OF ATTORNEY
                               -----------------



        The undersigned certifies that he is a Director of Alco Standard Corporation ("Alco").

        The undersigned hereby appoints each of Ray B. Mundt, Hugh G. Moulton and J. Kenneth Croney as his attorneys-in-fact, each with the power of substitution, to execute, on his behalf the foregoing registration statement on Form S-3, for filing with the Securities and Exchange
Commission ("SEC"), and to execute any and all amendments to said registration statement, and to do all such other acts and execute all such other documents which said attorney may deem necessary or desirable.



        Dated this 28th day of July, 1994.




                                        SIGNED: /s/ ROGELIO G. SADA
                                               ------------------------------

                               POWER OF ATTORNEY
                               -----------------



        The undersigned certifies that he is a Director of Alco Standard Corporation ("Alco").

        The undersigned hereby appoints each of Ray B. Mundt, Hugh G. Moulton and J. Kenneth Croney as his attorneys-in-fact, each with the power of substitution, to execute, on his behalf the foregoing registration statement on Form S-3, for filing with the Securities and Exchange
Commission ("SEC"), and to execute any and all amendments to said registration statement, and to do all such other acts and execute all such other documents which said attorney may deem necessary or desirable.



        Dated this 28th day of July, 1994.





                                        SIGNED: /s/ JAMES W. STRATTON
                                               ------------------------------

                               POWER OF ATTORNEY
                               -----------------



        The undersigned certifies that he is a Director of Alco Standard Corporation ("Alco").

        The undersigned hereby appoints each of Ray B. Mundt, Hugh G. Moulton and J. Kenneth Croney as his attorneys-in-fact, each with the power of substitution, to execute, on his behalf the foregoing registration statement on Form S-3, for filing with the Securities and Exchange
Commission ("SEC"), and to execute any and all amendments to said registration statement, and to do all such other acts and execute all such other documents which said attorney may deem necessary or desirable.



        Dated this 28th day of July, 1994.




                                         SIGNED: /s/ JOHN E. STUART
                                                ------------------------------